UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2003
Commission file number: 1-5128

MEREDITH CORPORATION
(Exact name of registrant as specified in its charter)

IOWA	42-0410230
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1716 Locust Street, Des Moines, Iowa	50309-3023
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	515-284-3000

Item 5.	Other Events

Meredith Corporation presented at the UBS Warburg Media Conference on December 9, 2003 and will present at the CSFB Media Conference on December 10, 2003. At each conference, Chairman and Chief Executive Officer William T. Kerr, Publishing Group President Stephen M. Lacy, Broadcasting Group President Kevin P. O'Brien and Chief Financial Officer Suku V. Radia will discuss company developments and respond to questions. The text of the presentations is attached as an exhibit. A live webcast of each conference is accessible to the public on the Company's website, meredith.com. The webcasts will remain there through December 16 and 17, 2003, respectively.

Item 7.	Financial Statements and Exhibits

	(c)	Exhibits

		99	Text of presentations at UBS Warburg Media Conference and CSFB Media
Conference on December 9 and 10, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEREDITH CORPORATION
Registrant

/s/ Suku V. Radia

Suku V. Radia
Vice President - Chief Financial Officer
(Principal Financial and Accounting Officer)

Date:	December 9, 2003

Index to Exhibits

Exhibit Number	Item

99	Text of presentations at UBS Warburg Media Conference and CSFB Media
Conference on December 9 and 10, 2003.